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           AMENDMENT TO ADVISORY AGREEMENT

AGREEMENT made as of the 1st day of October, 2000, by and among Diversified Futures Trust I, a
Delaware business trust (the "Trust"), Prudential
Securities Futures Management Inc., a Delaware corporation (the "Managing Owner") and John W. Henry &
Company, Inc., a Florida corporation (the "Advisor").

WHEREAS, the parties have entered into an Advisory Agreement, dated as of September 13, 1994 (the
"Original Advisory Agreement"); and

WHEREAS, the parties entered into an agreement, made as of January 1, 1998 (the "Extension Agreement") which extended and amended the Original Advisory
Agreement (the Original Advisory Agreement and the
Extension Agreement shall collectively be called the "Advisory Agreement"); and

WHEREAS, the parties wish to amend the fees which the Advisor receives pursuant to the Advisory
Agreement;

NOW, THEREFORE, the parties agree as follows:

1.   Beginning with the Management Fee to be
paid as of the end of October 2000, the Management Fee set forth in Section 6(a) of the Advisory Agreement is hereby changed to 1/6 of 1% (2% per annum) of Allocated
Assets as of the last day of each calendar month. All other provisions of Section 6(a) remain unchanged.

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2.   Effective immediately, the Incentive Fee
set forth in Section 6(b) of the Advisory Agreement is hereby changed to twenty percent (20%) of the New High
Net Trading Profits (as defined in the Advisory
Agreement) achieved on the Allocated Assets, including realized and unrealized gains and losses thereon. All other provisions of Section 6(b) remain unchanged.

3.   Notwithstanding the fifth paragraph of
Section 1 of the Advisory Agreement, the Advisor expressly agrees to continue to use the Advisor's
Trading Approach as described in the Advisory Agreement at the new fee structure set forth herein.

4. In all other respects and except as herein expressly modified, all other terms and provisions of the Advisory Agreement remain in full force and effect.

5   To the extent that there are any conflicts
between the Advisory Agreement and this Agreement, this Agreement will be controlling.

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IN WITNESS WHEREOF, the parties hereto have
each caused this Agreement to be executed by their duly authorized representatives.

PRUDENTIAL SECURITIES             DIVERSIFIED FUTURES TRUST I
FUTURES MANAGEMENT INC.
                                  By:   PRUDENTIAL SECURITIES
                                  FUTURES MANAGEMENT INC., its
By:______________________         Managing Owner
Name:
Title:

                                  By:_________________________
                                  Name:
JOHN W. HENRY & COMPANY, INC.     Title:


By:_______________________
Name:
Title:

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